UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

SYSTEMS EVOLUTIONINC.
(formerly Wallace Resources,Inc.)

(Exact name of registrant as specified in its charter)

Idaho	000-31090	82-0291029

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

0707 CorporateDrive, Suite 156, Stafford,Texas 77477

(Addressof principal executiveoffices)

Registrant's telephonenumber, including areacode: (281) 265-7075

N/A

(Former name or former address, if changed since last report)

Item 2.01 ACQUISITION OR DISPOSITION OF ASSETS.

Purchase of AXP Technologies, Inc.
1. The Transaction.

         Pursuant to a Purchase Agreement dated February 27, 2004, the Company, on March 15, 2004, closed a transaction, whereby it purchased various computer and office equipment as detailed in the Asset Purchase

Agreement and acquired all of the issued and outstanding shares of capital stock of AXP Technologies, Inc., a Delaware corporation ("AXP") from Willie A. Jackson, Jr. and Ryan L. Sumstad. In exchange for all of the shares of common stock in AXP, the purchase price (the "Purchase Price") for the Purchased Assets and Assumed Liabilities was equal to the sum of Twenty Thousand Dollars ($20,000.00) . The Purchase Price shall be payable as follows:

(a)	$20,000.00 in cash (the "Cash") at the Closing; and

(b)	200,000 shares of restricted common stock

2.	Description of Business of AXP Technologies, Inc. General.

        AXP Technologies, Inc., is a Houston based computer and network support company.

Item 9.01 FINANCIAL STATEMENTS OR EXHIBITS.

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders AXP Technologies, Inc.

Stafford, Texas

We have audited the accompanying balance sheet of AXP Technologies, Inc. as of December 31, 2003, and the related statements of operations, stockholders' deficit, and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Technologies, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Lopez, Blevins, Bork & Associates, LLP Houston, Texas August 25, 2004

AXP TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

AXP TECHNOLOGIES, INC.
BALANCE SHEET
DECEMBER 31, 2003

ASSETS
CURRENT ASSETS:
Accounts receivable	$14,625

Total current assets	14,625

F URNITURE AND EQUIPMENT, net	6,777

Total assets	$21,402

CURRENT LIABILITIES:
Accounts payable	$22,871

Total current liabilities	22,871
S TOCKHOLDERS' DEFICIT :
Common stock, no par value, 1,500shares authorized, 100
shares issued and outstanding	100
Accumulated deficit	(1,569)

Total stockholders' deficit	(1,469)

Total liabilities and stockholders'deficit	$21,402

AXP TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

AXP TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS
PERIOD FROM INCEPTION (MAY 8, 2003) THROUGH DECEMBER 31, 2003

REVENUES	$204,186
GENERAL AND ADMINISTRATIVE EXPENSES	205,755

NET LOSS	$(1,569)

     AXP TECHNOLOGIES, INC.
STATEMENT OF STOCKHOLDERS' DEFICIT
PERIOD FROM INCEPTION (MAY 8, 2003) THROUGH DECEMBER 31, 2003

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balances, May 8, 2003	—	$—	$—	$—
Issuance of common stock	100	100	—	100
Net income	—	—	(1,569)	(1,569)

Balances, December 31, 2003	100	$100	$(1,569)	$(1,469)

AXP TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
PERIOD FROM INCEPTION (MAY 8, 2003) THROUGH DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,569)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation	1,356
Bad debt	1,225
Changes in assets and liabilities:
Accounts receivable	(15,850)
Accounts payable and accrued expenses	22,871

Net cash provided by operating activities	8,033
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(8,133)

Net cash used in investing activities	(8,133)

AXP TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock	100

Net provided by financing activities	100

Net Change in Cash	—
CASH, beginning of year	—

CASH, end of year	$—

S UPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$—

Taxes paid (refunded)	$—

NOTE 1 - BASIS OF PRESENTATION

AXP Technologies Incorporated ("AXP") was incorporated in Delaware on May 8, 2003. AXP is an IT support and systems integration company providing services primarily in Houston, Texas. The objective of AXP is to work with its customers to help improve efficiency, productivity and profitability of their operations.

Cash and Cash Equivalents – AXP considers all highly liquid investments purchased with an original maturity of three months or less to be cash and cash equivalents.

Furniture and Equipment – Property and equipment is stated at cost with depreciation calculated using the straight-line method over the estimated useful lives. When assets are retired or otherwise removed from the accounts, any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to expense as incurred, and significant renewals and improvements are capitalized.

Revenue Recognition – Revenues are recognized as services are provided, in accordance with customer consulting agreements.

Allowance for Doubtful Accounts – Earnings are charged with a provision for doubtful accounts based on a current review of the collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

Income Taxes – The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using anticipated tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in AXP's tax returns.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AXP TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 – FURNITURE AND EQUIPMENT

AXP acquired $8,133 of furniture and equipment from May 8, 2003 through December 31, 2003. The equipment consists of information technology equipment, such as laptops and servers, which are depreciated over a period of 3 years. As of December 31, 2003, $1,356 of depreciation expense was recorded on these assets.

NOTE 3 – COMMON STOCK

On May 8, 2003, AXP sold 100 shares of common stock for $100 as the initial capital stock issuance.

NOTE 4 – MAJOR CUSTOMERS

During the year ended December 31, 2003, 83% of the Company's billings were to two customers.

NOTE 5 – SUBSEQUENT EVENT

On February 27, 2004, Systems Evolution, Inc., acquired 100% of the outstanding shares of AXP for $20,000 and 200,000 shares of restricted common stock of Systems Evolutions, Inc.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to Systems Evolution, Inc.'s ("SEVI") acquisition of AXP Technologies, Inc. The unaudited pro forma condensed consolidated balance sheet as of February 29, 2004 assumes that the acquisition was consummated on February 29, 2004, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended February 29, 2004 and period from inception (May 8, 2003) through February 29, 2004, respectively.

On March 15, 2004, SEVI paid $20,000 and issued 200,000 shares of its common stock in exchange for 100% of the outstanding common stock of AXP Technologies, Inc. This transaction was accounted for using the purchase method of accounting and resulted in intangibles totaling approximately $156,000. The pro forma adjustments included in the following unaudited condensed consolidated pro forma financial statements represent a preliminary determination of the purchase price allocation based on available information, and there can be no assurance that the actual adjustments will not differ significantly from such pro forma adjustments.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have occurred if the acquisition had been consummated as of the indicated dates or of the results that may occur in the future.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of SEVI, together with the related notes thereto.

AXP TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
SYSTEMS EVOLUTION INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
February 29, 2004
(Unaudited)

			Pro Forma
	SEVI	AXP	Adjustments		Pro Forma

ASSETS
Current assets:
Cash	$20,979	$—			$20,979
Accounts receivable, trade	76,421	14,437			90,858

Total current assets	97,400	14,437			111,837

Intangibles	—	—	156,000	(1)	156,000
Property and equipment, net	34,897	8,134			43,031

	$132,297	$22,571			$310,868

LIABILITIES AND STOCKHOLDERS'
DEFICIT
Current liabilities:
Accounts payable	$34,207	$20,775			$54,982
Accrued expenses	3,500	—			3,500
Current portion, long-term debt	6,000	—			6,000
Notes payable	115,430	—			115,430

Total current liabilities	159,137	20,775			179,912

Long-term debt	10,676	—			10,676

Stockholders' equity (deficit):
Common stock

	2,345,140	100	156,000	(1)	2,501,240
Accumulated deficit	(2,382,656)	1,696			(2,380,960)

	(37,516)	1,796			184,280

Total liabilities and stockholders' equity
(deficit)	$132,297	$20,571			$310,868

AXP TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

SYSTEMS EVOLUTION INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended February 29, 2004

			Pro Forma
	SEI	AXP	Adjustments	Pro Forma

Revenues	$448,209	$254,708		$702,917
Operating Expenses	2,802,717	253,012		3,055,729

Net income (loss)	(2,354,508)	$1,696		$(2,352,812)

Net loss per share:
Basic and diluted	$(.05)			$(.05)

Weighted average shares outstanding:
Basic and diluted	44,265,720			44,465,720

AXP TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

      NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma adjustments to the unaudited pro forma financial statements give effect to the acquisition of 100% of the outstanding common stock of AXP Technologies, Inc. by Systems Evolution Incorporated. SEI paid $20,000 and issued 200,000 shares of common stock valued at $136,000 using the stock price on the date issued.

The pro forma adjustments are as follows:

(1)	To reflect the increase in intangible assets related to the acquisition of AXP. The fair value of the AXP's net assets was approximately $0 with the entire amount of the purchase price allocated to intangibles.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Systems Evolution Incorporated

/s/ Robert C. Rhodes
By
Robert C. Rhodes,
Chief Executive Officer

Date: August 30, 2004